EXHIBIT 1


                             JOINT FILING AGREEMENT

                     This will confirm the agreement by and among all the undersigned that the Schedule 13G filed on or about this date with respect to the beneficial ownership of the undersigned of the Common Shares of Dynacare Inc. is being filed on behalf of each of the undersigned. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


Dated: February 14, 2002

                                  /s/ Albert Latner
                                  ------------------------------------------
                                  ALBERT LATNER


                                  EPLCO HOLDINGS LTD.

                                  By: /s/ Albert Latner
                                      --------------------------------------
                                      Name: Albert Latner
                                      Title: Director


                                  857501 ONTARIO LIMITED

                                  By: /s/ Albert Latner
                                      --------------------------------------
                                      Name: Albert Latner
                                      Title: Director


                                  SDLCO HOLDINGS LTD.

                                  By: /s/ Albert Latner
                                      --------------------------------------
                                      Name: Albert Latner
                                      Title: Director


                                  MELCO HOLDINGS CORP.

                                  By: /s/ Albert Latner
                                      --------------------------------------
                                      Name: Albert Latner
                                      Title: Director



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                                  EPLCO REALTY GROUP LTD.

                                  By: /s/ Albert Latner
                                      --------------------------------------
                                      Name: Albert Latner
                                      Title: Director


                                  JILCO HOLDINGS LTD.

                                  By: /s/ Albert Latner
                                      --------------------------------------
                                      Name: Albert Latner
                                      Title: Director








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